BioSpecifics

TECHNOLOGIES CORP.

Corporate Presentation

May 2010

Forward Looking Statements

This presentation includes "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items; any statements of the plans and objectives of management for future operations; any statements concerning proposed new products or licensing or collaborative arrangements; any statements regarding future economic conditions or performance; and any statement of assumptions underlying any of the foregoing. In some cases, forward-looking statements can be identified by the use of terminology such as "may," "will," "expects," "plans," "anticipates," estimates," "potential," or "continue" or the negative thereof or other comparable terminology. Although the Company believes that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, there can be no assurance that such expectations or any of the forward-looking statements will prove to be correct, and actual results could differ materially from those projected or assumed in the forward-looking statements. The Company's future financial condition and results of operations, as well as any forward-looking statements, are subject to inherent risks and uncertainties, including but not limited to the risk factors set forth in its Form 10-K. All forward-looking statements and reasons that results may differ included in this presentation are made as of the date hereof, and the Company assumes no obligation to update these forward-looking statements or reasons why actual results might differ.

BioSpecifics
TECHNOLOGIES CORP.

Company Overview

- Leading company developing injectable collagenase
  - Now on the market in the US as XIAFLEX™ for Dupuytren's contracture in adults with palpable cord in the palm
  - Positive clinical results in a broad variety of indications
- Strategic marketing alliances to maximize value of XIAFLEX
  - Licensed to Auxilium Pharmaceuticals for three indications (Dupuytren's contracture, Peyronie's disease and frozen shoulder), with potential future opt-in for other indications
  - Auxilium sub-licensed to Pfizer for Europe
- Significant future royalties and milestones and additional payments expected; upfront payments and milestones received to date
- BioSpecifics to conduct further clinical trials for several additional indications
- Strong patent/intellectual property portfolio

Trademark: Auxilium Pharmaceuticals

XIAFLEX: Highly Purified Form of Injectable Collagenase, FDA-Approved for Dupuytren's Contracture

- Collagenase breaks down collagen, body's repair material - but overproduction of collagen can cause disease
- XIAFLEX now marketed in US for treatment of Dupuytren's contracture in adults with palpable cord in the palm
  - Debilitating condition contracting and limiting range of motion of fingers
  - First and only FDA-approved nonsurgical treatment



- Auxilium partnership
  - Low double-digit royalties on worldwide net sales
  - Markup on COGS
  - Additional modest milestones
  - Additional potential sub-license income of $33.6M based on 8.5% of remaining $395M in future potential milestone payments to Auxilium from Pfizer

BioSpecifics TECHNOLOGIES CORP.

Additional Promising Lead Indications for XIAFLEX

- BioSpecifics has conducted positive clinical trials for injectable collagenase in multiple large indications
- Peyronie's disease: Auxilium Phase 2b results reported in Dec. 2009
- Frozen shoulder: statistically significant Phase 2 trial results
- Lipoma and cellulite: clinical proof of principle



Erect penis with Peyronie's







BioSpecifics - Auxilium XIAFLEX Development and License Agreement

- Payments due to BioSpecifics from Auxilium
  - $17.5M received to date
  - Low double digit royalties as % of worldwide net sales by Auxilium or Pfizer, independent of clinical indication, territory and sales volume
  - Additional markup on COGS
  - % of sub-license income
  - Modest milestones for additional indications, regulatory submissions and approvals in US or major countries in Europe

Auxilium – Pfizer Partnership for XIAFLEX in Europe

- Pfizer responsible for marketing XIAFLEX for Dupuytren's contracture and Peyronie's disease in 27 member countries of EU and 19 other European and Eurasian countries
- $6.4M upfront payment received by BioSpecifics
- $1.3M received in March 2010 from Auxilium for MAA acceptance of XIAFLEX for Dupuytren's contracture in Europe
- BioSpecifics to receive:
- Potential sub-license income of $33.6M based on 8.5% of remaining $395M ($135M regulatory, $260M sales) in future potential milestone payments to Auxilium from Pfizer
  - All in addition to milestones due under BioSpecifics - Auxilium agreement

Overview of XIAFLEX for Dupuytren's Contracture

- Dupuytren's contracture: formation of collagen cord in palm that contracts and limits range of motion of fingers; significantly affects quality of life and daily activities
- XIAFLEX approved for treatment of adult Dupuytren's contracture patients with palpable cord; no restrictions re joints nor limitations on contracture severity
- First and only FDA-approved nonsurgical treatment
- Launched in March 2010


Deep Flexor Tendon
Palmar fascia
Dupuytren's nodule
Superficial flexor tendon

Source: Auxilium Pharmaceuticals

BioSpecifics

Market Potential in US

- Surgeons highly receptive to use of XIAFLEX as alternative to surgery
- Price: $3,250 per vial in US
- Average patient expected to need 1.7 vials per treatment


Surgically Treated Annually
70,000
Newly Diagnosed Annually
300,000
Diagnosed Patients
1-3M
Prevalence: 3-6% of Adult Caucasian Population
6M - 11M

Source: Auxilium Pharmaceuticals

BioSpecifics

Dupuytren's Contracture
Auxilium Phase 3 Results

- Primary endpoint: statistically significant reduction in contracture to within 0-5° of normal; all secondary endpoints met with statistical significance
- Cord I trial (306 patients): 64% of XIAFLEX arm met primary endpoint vs. 6.8% for placebo ($p<0.001$); published in *NEJM* (September 2009)
- Cord II trial (66 patients): 44% of XIAFLEX arm met primary endpoint vs. 4.8% for placebo ($p<0.001$)
- Recurrence: 6.7% after 12 months
- Serious local adverse events: flexor tendon rupture (3), pulley rupture, ligament injury, complex regional pain syndrome and sensory abnormality of the hand

Source: Auxilium Pharmaceuticals

BioSpecifics TECHNOLOGIES CORP.

Auxilium Commercialization Plan

- 100 field based personnel hired; sales reps, sales managers and reimbursement specialists
- Targeting ~7,000 physicians; hand, plastic, orthopedic and general surgeons and rheumatologists
  - Over 1,100 have attested to training and are eligible to receive XIAFLEX as of April 30th
- Training options and resources in place
  - 20 minute physician training video and website, toll-free number for training and information, supporting co-pay foundation, reimbursement helpline and patient assistance program
- Key opinion leader and regional opinion leader support
- Risk Evaluation and Mitigation Strategy (REMS) program in place
- Anticipate specific J-code for XIAFLEX in 2011
- Expect CPT code to be applied for by YE 2010 and issued in 2012

Source: Auxilium Pharmaceuticals

Pipeline


Indications
Phase 1
Phase 2
Phase 3
Commercialization
Dupuytren's Contracture
Peyronie's Disease
Frozen Shoulder
Lipoma
Cellulite

BioSpecifics

Overview of XIAFLEX for Treatment of Peyronie's Disease

- Excess of inelastic collagen causes penis curvature/deviation; distorts erection and results in pain, penile shortening, indentations and/or erectile dysfunction
  - Surgery only current proven treatment option but has multiple disadvantages
- Successfully completed Phase 2b trial
  - Auxilium plans to meet with FDA in 2Q10 to discuss these results; US Phase 3 study expected to commence in 2H10 subject to FDA clearance



Erect penis with Peyronie's


Glans
Inelastic collagen plaque causes curvature
Spongy erectile tissue

BioSpecifics

Market Potential of XIAFLEX for Peyronie's Disease in US and Europe

- Prevalence rate increases with age; average age of disease onset is 53 years
- Common association with other diseases such as Dupuytren's contracture, frozen shoulder, plantar fibromatosis and knuckle pads



>210,000 Potential Annual Candidates for XIAFLEX
Medical or Intralesional Therapy/Surgery Recommended
315,000
Patients Seeking Treatment
475,000
Prevalence: 5% of Adult Male Population

Source: Auxilium Pharmaceuticals

BioSpecifics

Peyronie's Disease
BioSpecifics Positive Phase 2a Results

- Study 1030 (25 patients): 55% rated as at least "much improved" by investigator at 9 months; published in *Journal of Sexual Medicine* (January 2008)
- Study 1035 (10 patients): 67% rated as at least "much improved" by investigator at 9 months; ≥25% reduction in deviation angle achieved in 89% of patients who completed follow-up schedule at 9 months

Source: Auxilium Pharmaceuticals

Peyronie's Disease
Phase 2b Results

- Designed to measure improvement in penile curvature and patients' sexual quality of life using the Peyronie's disease Patient Reported Outcome (PRO) questionnaire
- Randomized, double-blind, placebo-controlled
- 145 patients assigned 3:1 XIAFLEX to placebo
- Statistically significant change at 36 weeks in both improvement in penile curvature (p=0.001) and PRO Peyronie's disease bother domain (p=0.046); no statistical significance for PRO penile pain, intercourse discomfort or intercourse constraint domains
- Well-tolerated, no drug SAEs

Source: Auxilium Pharmaceuticals

BioSpecifics
TECHNOLOGIES CORP

XIAFLEX Treatment for Frozen Shoulder

- Inflammation and thickening of shoulder capsule
- No FDA-approved pharmaceutical treatment
- 20-50M people worldwide affected
- 700,000 patients visit doctors annually in US
- Phase 2 trial demonstrated statistical significance (p=0.02) in active elevation from baseline at highest dose



BioSpecifics

BioSpecifics Frozen Shoulder Phase 2 Dose-Response Study Results


Active Elevation Change from Baseline at 30-day Visit
Mean Degree
40
30
20
10
0
n=15
n=16
p=0.19
n=15
p=0.25
n=14
p=0.02
0 kU
2.5 kU
5.0 kU
10 kU
Dose

Source: *Journal of Hand Surgery* (July-August 2007)

Lipoma

- Encapsulated fat deposits occurring as bulges under the skin
- Human patients
  - Primary diagnosis in 575,000 US patients annually; no improvement without surgical intervention
  - Phase 1 trial shows 90% success rate in decreasing lipoma size by 50-90% after single treatment
- Canine patients
  - 1.7M dogs affected in US
  - Most frequent treatment option is surgery but requires general anesthesia

Cellulite

- Results from collagen fibrous septae held in an irregular pattern; causes skin dimpling
- Affects 85-98% of women
- Positive Phase 1 results


Before Collagenase
One month
after Collagenase
Six months
after Collagenase

Source: A. Dagum and M. Badalamente, *Plastic and Reconstructive Surgery* (September 15, 2006).

BioSpecifics

Injectable Collagenase Tested in 11 Indications and over 2500 Patients

- Dupuytren's contracture
- Peyronie's disease
- Frozen shoulder
- Lipoma
- Cellulite
- Keloids
- Hypertrophic scars
- Scarred tendons
- Glaucoma
- Herniated intervertebral discs
- Adjunct to vitrectomy

BioSpecifics

Intellectual Property

- XIAFLEX for Dupuytren's contracture and Peyronie's disease has Orphan Drug designation status in US granting 7 year exclusivity after approval
  - Under healthcare reform legislation for biologics, XIAFLEX should be entitled to 12 years of US market exclusivity, or until 2022
- Auxilium expects 10 year marketing exclusivity post-approval in Europe as first in class
- Manufacturing patents pending
- Royalties through 2027 based on pending and issued patents
- BioSpecifics owns or controls patents and patent applications for injectable collagenase to treat:
  - Dupuytren's contracture
  - Peyronie's disease
  - Frozen shoulder
  - Removal of adipose tissue
  - Others

Financial Highlights ($)

Cash and equivalents, short term investments as of 3/31/10	11,282,000

First Quarter 2010 Income Statement

Revenues	2,700,000
Other income	26,000
Costs and expenses	(2,931,000)
Net income tax benefit	(8,100)
Net profit (loss)	(254,000)
Net profit (loss) per share	(0.04)

BioSpecifics

Upcoming Milestones

- **2Q10**
  - Auxilium to build XIAFLEX awareness among targeted physicians and diagnosed patients for Dupuytren's contracture
  - Auxilium meeting with FDA to discuss Peyronie's disease Phase 2b results
    - Design of US Phase 3 study
  - Presentation at AUA 2010 Annual Meeting June 1, 2010: *Improvement in Penile Curvature and a Patient Reported Outcome Endpoint in Patients with Peyronie's Disease: Results from a Phase II Study of Collagenase Clostridium Histolyticum*
- **2H10**
  - Auxilium to initiate US Phase 3 study for Peyronie's disease subject to FDA clearance
  - BioSpecifics to initiate clinical trial in a new indication
  - Auxilium to "prioritize the development of additional pipeline indications for XIAFLEX"
  - Pfizer to prepare for Dupuytren's contracture launch in Europe
  - Presentation at 2010 ASSH Annual Meeting October 8, 2010: *New Advances in the Treatment of Dupuytren's*

Source: Auxilium Pharmaceuticals

Company Overview

- Leading company developing injectable collagenase
  - Now on the market in the US as XIAFLEX™ for Dupuytren's contracture in adults with palpable cord in the palm
  - Positive clinical results in a broad variety of indications
- Strategic marketing alliances to maximize value of XIAFLEX
  - Licensed to Auxilium Pharmaceuticals for three indications (Dupuytren's contracture, Peyronie's disease and frozen shoulder), with potential future opt-in for other indications
  - Auxilium sublicensed to Pfizer for Europe
- Significant future royalties and milestones and additional payments expected; upfront payments and milestones received to date
- BioSpecifics to conduct further clinical trials for several additional indications
- Strong patent/intellectual property portfolio

Trademark: Auxilium Pharmaceuticals

BioSpecifics

TECHNOLOGIES CORP.